UNITED
                    GOLD &
                    GOVERNMENT
                    FUND, INC.

                    SEMIANNUAL
                    REPORT
                    --------------------------------------
                    For the six months ended June 30, 1998

This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.

PRESIDENT'S LETTER
JUNE 30, 1998

Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. From every area of Waddell & Reed, including your personal financial advisor, our goal has been to provide the best service possible to our shareholders.

While it is impossible to predict the future direction of the markets, there are some basic principles that we stand by that can help investors achieve their objectives:

 . Develop a financial plan that helps you pinpoint your financial objectives, and identify specific strategies for turning your dreams into reality. There is no better way to plan for your future.
 . Invest on a regular basis.  It can be one of the best ways to invest long term and provide a hedge against market volatility.
 . Adopt a long-term view to take advantage of compounding. The key to successful investing is time, not timing. The power of compounding is awesome and, on a long-term basis, can overwhelm any nuances of timing.
 . Review your financial plan regularly. Financial planning is an ongoing process that requires periodic review.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Our locally based financial advisors are ready to assist you with your total financial plan to help you plan for your retirement, to help you meet your education funding goals or to achieve other financial objectives.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
----------------------------------------------------------------------
UNITED GOLD & GOVERNMENT FUND, INC.

PORTFOLIO STRATEGY:
Inflationary strategies:   OBJECTIVE:   High total return (income
                                        plus appreciation of
Up to 100% in minerals-related          share value).
  securities.
Minimum of 25% so invested. STRATEGY:   Invests in precious
Up to 100% in foreign securities.       metals and minerals
                                        -related securities
Disinflationary strategies:             during periods of
                                        actual or expected
Up to 100% in U.S. Government           inflation or when the
  Securities.                           investment environment
Maximum of 25% in minerals-             appears favorable;
  related securities.                   invests in U.S.
                                        Government Securities during periods of
                                        disinflation or low inflation.

                             FOUNDED:   1985

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
For the Six Months Ended June 30, 1998
--------------------------------------

NET ASSET VALUE ON
   6/30/98                   $ 6.37
  12/31/97                     6.87
                             ------
CHANGE PER SHARE             $(0.50)
                             ======

Past performance is not necessarily indicative of future results.



TOTAL RETURN HISTORY

                                 Average Annual Total Return
                               -----------------------------
                                   With            Without
Period                          Sales Load*      Sales Load**
------                          ----------       ------------
 1-year period ended 6-30-98    -22.40%             -17.67%
 5-year period ended 6-30-98     -5.72%              -4.59%
10-year period ended 6-30-98     -1.45%              -0.87%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On June 30, 1998, United Gold & Government Fund, Inc. had net assets totaling $14,269,315 invested in a diversified portfolio of:

    34.57%     Common Stocks and Warrants
    30.10%     United States Government Securities
    25.95%     Cash and Cash Equivalents
     9.38%     Convertible Preferred Stocks


As a shareholder of United Gold & Government Fund, Inc. for every $100 you had invested on June 30, 1998, your Fund owned:

 $30.10  U.S. Government Securities
  28.38  Foreign Mining Stocks
  25.95  Cash and Cash Equivalents
   9.38  Convertible Preferred Stocks
   3.71  Miscellaneous Stocks
   2.48  Domestic Mining Stocks


Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
JUNE 30, 1998

                                              Shares        Value

COMMON STOCKS AND WARRANTS
Gold
 Canada - 28.38%
 Agnico-Eagle Mines Limited  .............    40,000  $   220,000
 Barrick Gold Corporation  ...............    23,000      441,301
 Cambior Inc.  ...........................    73,100      429,649
 Euro-Nevada Mining Corporation
   Limited ...............................    37,400      509,526
 Franco-Nevada Mining Corporation
   Limited ...............................    28,200      558,558
 Goldcorp Inc., Class A*  ................    30,000      140,654
 Greenstone Resources Ltd.*  .............    88,900      335,255
 Kinross Gold Corporation*  ..............   110,000      369,980
 Pangea Goldfields Inc.*  ................    56,000       54,794
 Repadre Capital Corporation*  ...........   140,000      394,782
 TVX Gold Inc.*  .........................   130,000      398,060
 Vengold Inc.*  ..........................   195,000      197,425
   Total .................................              4,049,984

 United States - 2.48%
 Getchell Gold Corporation*  .............    23,000      353,625

Total Gold - 30.86%                                     4,403,609

Miscellaneous
 Nonmetallic Minerals, Except Fuels - 0.90%
 Dayton Mining Corporation*  .............   200,000      129,102

 Stone, Clay and Glass Products - 2.81%
 Geomaque Explorations Ltd.*  ............   294,400      400,082
 Geomaque Explorations Ltd.,
   Warrants* .............................    25,000          170
   Total .................................                400,252

Total Miscellaneous - 3.71%                               529,354

TOTAL COMMON STOCKS AND WARRANTS - 34.57%             $ 4,932,963
 (Cost: $5,565,258)

PREFERRED STOCKS
Gold
 United States
 Amax Gold Inc., $3.75,
   Convertible ...........................    10,000      441,870
 Battle Mountain Gold Company, $3.25,
   Convertible ...........................    10,000      458,750
 Hecla Mining Company, 7.0%,
   Convertible ...........................    10,000      437,500

TOTAL PREFERRED STOCKS - 9.38%                        $ 1,338,120
 (Cost: $1,453,075)
                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES - 30.10%
 United States Treasury:
   7.5%, 11-15-2016 ......................    $1,000  $ 1,200,470
   8.75%, 8-15-2020 ......................     2,250    3,094,448
   Total .................................            $ 4,294,918
 (Cost: $4,259,268)

SHORT-TERM SECURITIES
Repurchase Agreements - 11.77%
 J.P. Morgan Securities, 5.4%
   Repurchase Agreement dated
   6-30-98, to be repurchased
   at $1,680,252 on 7-1-98** .............     1,680    1,680,000

United States Government - 13.98%
 Federal Mortgage Corporation,
   5.45%, 7-20-98 ........................     2,000    1,994,247

TOTAL SHORT-TERM SECURITIES - 25.75%                  $ 3,674,247
 (Cost: $3,674,247)

TOTAL INVESTMENTS - 99.80%                            $14,240,248
 (Cost: $14,951,848)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.20%          29,067

NET ASSETS - 100.00%                                  $14,269,315


Notes To Schedule Of Investments

  *No dividends were paid during the preceding 12 months.
 **Collateralized by $1,273,000 U.S. Treasury Notes, 11.625% due      11-15-
  2004, market value and accrued interest aggregate   $1,706,841.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value (Notes 1 and 3) .      $14,240
 Cash   ............................................            1
 Receivables:
   Interest and dividends ..........................           93
   Fund shares sold ................................            5
 Prepaid insurance premium  ........................           10
                                                          -------
    Total assets  ..................................       14,349
                                                          -------
Liabilities
 Payable to Fund shareholders  .....................           51
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................            9
 Accrued service fee (Note 2)  .....................            7
 Accrued accounting services fee (Note 2)  .........            1
 Other  ............................................           12
                                                          -------
    Total liabilities  .............................           80
                                                          -------
      Total net assets .............................      $14,269
                                                          =======
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................      $ 2,240
   Additional paid-in capital ......................       29,563
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...          (20)
   Accumulated net realized loss on investment
    transactions  ..................................      (16,802)
   Net unrealized depreciation in value of
    investments  ...................................         (712)
                                                          -------
    Net assets applicable to outstanding units
      of capital....................................      $14,269
                                                          =======
Capital shares outstanding
 Class A  ..........................................        2,224
 Class Y  ..........................................           16
Capital shares authorized ..........................      100,000
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $6.37
 Class Y  ..........................................        $6.38


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended JUNE 30, 1998
(In Thousands)

Investment Income (Loss)
 Income (Note 1B):
   Interest and amortization .......................      $   125
   Dividends .......................................           54
                                                          -------
    Total income  ..................................          179
                                                          -------
 Expenses (Note 2):
   Transfer agency and dividend disbursing - Class A           60
   Investment management fee .......................           57
   Distribution and service fees - Class A .........           28
   Registration fees ...............................           16
   Prospectus printing .............................           14
   Audit fees ......................................            7
   Custodian fees ..................................            7
   Accounting services fee .........................            5
   Legal fees ......................................            2
   Other ...........................................           13
                                                          -------
    Total expenses  ................................          209
                                                          -------
      Net investment loss ..........................          (30)
                                                          -------

Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net loss on bullion  .....................         (123)
 Realized net gain on securities  ..................          478
 Realized net gain on foreign
   currency transactions ...........................           10
                                                          -------
   Realized net gain on investments ................          365
 Unrealized depreciation in value of investments
   during the period ...............................       (1,532)
                                                          -------
    Net loss on investments  .......................       (1,167)
                                                          -------
      Net decrease in net assets resulting from
       operations  .................................      $(1,197)
                                                          =======


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                           June 30,  December 31,
                                              1998        1997
                                         -----------  -----------
Decrease in Net Assets
 Operations:
   Net investment income (loss) ........     $   (30)     $   394
   Realized net gain (loss) on investments       365       (5,222)
   Unrealized depreciation .............      (1,532)      (1,441)
                                             -------      -------
    Net decrease in net assets
      resulting from operations ........      (1,197)      (6,269)
                                             -------      -------
 Dividends to shareholders from
   net investment income (Note 1E):*
   Class A .............................         ---         (380)
   Class Y .............................         ---          (11)
                                             -------      -------
                                                 ---         (391)
                                             -------      -------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (661,169 and 371,968
      shares, respectively).............       4,951        3,025
    Class Y (463 and 1,959
      shares, respectively) ............           3           16
   Proceeds from reinvestment of
    dividends:
    Class A (0 and 52,977
      shares, respectively) ............         ---          372
    Class Y (0 and 1,544
      shares, respectively) ............         ---           11
   Payments for shares redeemed:
    Class A (948,342 and 1,312,755
      shares, respectively) ............      (6,846)     (10,432)
    Class Y (40,166 and 4,561
      shares, respectively) ............        (267)         (34)
                                             -------      -------
      Net decrease in net assets
       resulting from capital
       share transactions  .............      (2,159)      (7,042)
                                             -------      -------
       Total decrease  .................      (3,356)     (13,702)
Net Assets
 Beginning of period  ..................      17,625       31,327
                                             -------      -------
 End of period  ........................     $14,269      $17,625
                                             =======      =======
   Undistributed net investment
    income (loss)  ....................        $(20)         $---
                                               ====          ====
                 *See "Financial Highlights" on pages 12 - 13.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                  For the
                 six monthsFor the fiscal year ended December 31,
                    ended ---------------------------------------
                   6/30/98     1997   1996    1995   1994    1993
                 ----------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $6.87   $9.07  $8.75   $8.19  $9.97   $5.70
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....  (0.01)   0.15   0.06    0.24   0.05    0.04
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.49)  (2.20)  0.32    0.56  (1.78)   4.27
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......  (0.50)  (2.05)  0.38    0.80  (1.73)   4.31
                      -----   -----  -----   -----  -----   -----
Less dividends from
 net investment
 income  ...........  (0.00)  (0.15) (0.06)  (0.24) (0.05)  (0.04)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period .....  $6.37   $6.87  $9.07   $8.75  $8.19   $9.97
                      =====   =====  =====   =====  =====   =====
Total return* ......  -7.28% -22.68%  4.33%   9.80%-17.36%  75.82%
Net assets, end
 of period (000
 omitted)  .........$14,166 $17,241$30,811 $32,733$37,422 $46,908
Ratio of expenses
 to average net
 assets  ...........   2.57%***2.11%  1.84%   1.66%  1.59%   1.69%
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.39%***1.60%  0.66%   2.55%  0.57%   0.48%
Portfolio turnover
 rate**  ........... 121.99%  94.00%101.34% 164.21% 64.89%  84.00%
Average commission
 rate paid  ........  $0.0330 $0.0250$0.0294

    *Total return calculated without taking into account the sales load deducted on an initial purchase.
   **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
  ***Annualized.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                    For the        For the        For the
                        six         fiscal         period
                     months           year        from 2/27/96*
                      ended          ended        through
                    6/30/98        12/31/97       12/31/96
                   --------        --------       --------
Net asset value,
 beginning of period  $6.87          $9.07          $9.35
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.04)          0.19           0.09
 Net realized and
   unrealized loss
   on investments...  (0.45)         (2.19)         (0.26)
                      -----          -----          -----
Total from investment
 operations ........  (0.49)         (2.00)         (0.17)
                      -----          -----          -----
Less dividends from
 net investment
 income ............  (0.00)         (0.20)         (0.11)
                      -----          -----          -----
Net asset value,
 end of period .....  $6.38          $6.87          $9.07
                      =====          =====          =====
Total return .......  -7.28%        -22.18%         -1.88%
Net assets, end of
 period (000
 omitted)  .........   $103           $384           $516
Ratio of expenses
 to average net
 assets ............   2.05%***       1.44%          1.18%***
Ratio of net
 investment income (loss)
 to average net
 assets ............  -0.44%***       2.31%          1.30%***
Portfolio
 turnover rate**  .. 121.99%         94.00%        101.34%***
Average commission
 rate paid  ........  $0.0330        $0.0250        $0.0294

  *Commencement of operations.
 **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
 ***Annualized.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.9 billion of combined net assets at June 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10             $      0
           From $   10 to $   25             $ 10,000
           From $   25 to $   50             $ 20,000
           From $   50 to $  100             $ 30,000
           From $  100 to $  200             $ 40,000
           From $  200 to $  350             $ 50,000
           From $  350 to $  550             $ 60,000
           From $  550 to $  750             $ 70,000
           From $  750 to $1,000             $ 85,000
                $1,000 and Over              $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $13,541, out of which W&R paid sales commissions of $7,565 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts. The Fund incurred $165 and $28,220 in distribution and service fees, respectively.

     The Fund paid Directors' fees of $2,815, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $11,096,627 while proceeds from maturities and sales aggregated $7,901,374. Purchases of bullion aggregated $4,107,010 while proceeds from the sale of bullion aggregated $3,983,558. Purchases of short-term securities and U.S. Government securities aggregated $285,758,494 and $4,259,922, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $284,275,000 and $11,256,602, respectively.

     For Federal income tax purposes, cost of investments owned at June 30, 1998 was $14,951,848, resulting in net unrealized appreciation of $711,600, of which $948,671 related to appreciated investments and $1,660,271 related to depreciated investments.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $3,445,005 during the year ended December 31, 1997, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). The realized losses are available to offset future realized capital gain net income through December 31, 2005. In addition, prior year capital loss carryovers aggregated $11,331,322 at December 31, 1997, and are available to offset future capital gain net income as follows: $4,507,530 through December 31, 1998; $1,865,351 through December 31, 1999, and $4,958,441 through December 31, 2000.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (``post-October losses'').
From November 1, 1997 through December 31, 1997, the Fund incurred net capital losses of $2,380,802, which have been deferred to the fiscal year ending December 31, 1998. In addition, during the year ended December 31, 1997, the Fund recognized post-October losses of $610,801 that had been deferred from the year ended

Note 5 -- Multiclass Operations

     On February 19, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Gold & Government Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Gold & Government Fund, Inc. (the "Fund") as of June 30, 1998, and the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the fiscal year ended December 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Gold & Government Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
August 7, 1998

To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.













DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald K. Richey, Birmingham, Alabama
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona

OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.












---------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com




NUR1013SA(6-98)
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